SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.   20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 23, 1996

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an
Amended
and Restated Trust Agreement, dated as of May 1, 1996, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Equity Loan-Backed Term Notes, Series 1996-HS1)


              Residential Funding Mortgage Securities II, Inc.
            --------------------------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                      33-80419             41-1808858
- ------------------------------        -----------       -------------------
(State or Other Jurisdiction          (Commission       (I.R.S. Employer
of Incorporation)                     File Number)      Identification No.)

8400 Normandale Lake Blvd.
Suite 600
Minneapolis, Minnesota                                  55437
- ----------------------                                  -----
(Address of Principal                                   (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

          4.3 Servicing Agreement dated as of May 1, 1996 among Residential Funding Corporation, as master servicer, 1996-HS1 LLC, as the limited liability company and The Chase Manhattan Bank, as indenture trustee.

          4.4 Amended and Restated Trust Agreement dated as of May 1, 1996 between Residential funding Mortgage Securities II, Inc., as depositor and Wilmington Trust Company, as owner trustee.

          4.5 Indenture dated as of May 1, 1996 between Home Equity Loan Trust 1996-HS1, as issuer and The Chase Manhattan Bank, N.A., as indenture trustee.

          4.6  Limited Liability Company Agreement of 1996-HS1 LLC.

          10.1 Revolving Credit Loan Purchase Agreement dated as of May 1, 1996 by Residential Funding Mortgage Securities II, Inc., as purchaser and Residential Funding Corporation, as seller.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.


                              By:     /s/ Teresa R.Farley
                                 ------------------------
                              Name:  Teresa R. Farley
                              Title: Vice President


Dated:  May 30, 1996

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.


                              By:_____________________
                              Name:  Teresa R. Farley
                              Title: Vice President


Dated:  May 30, 1996